UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 16, 2009

ALTERNATE ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53451	20-5689191
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

911 E. WINDING CREEK DR., SUITE 150, EAGLE, ID 83616
(Address of Principal Executive Offices) (Zip Code)

(208) 939-9311
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT OR CHANGE IN CORPORATE STRUCTURE

On December 12, 2009 AEHI China signed a cooperation agreement for the world-wide development of a joint venture with the Nuclear Power Institute of China to design, manufacture and market a 1000 MWe reactor with the ability to produce potable water from sea water or unsuitable fresh water as well as electricity. The new reactor-desalting unit should be produced and marketed at a highly competitive price in the world market.

A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO. DESCRIPTION

99.1 Press Release, dated Dec 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Dec 16, 2009
Alternate Energy Holdings, Inc

By: /s/ Don Gillispie
Chairman and CEO